SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) - April 20, 2004


                       FIRST HORIZON NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


TENNESSEE                           000-4491                    62-0803242
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)


                                165 MADISON AVENUE
                                MEMPHIS, TENNESSEE                    38103
                     (Address of Principal Executive Office)        (Zip Code)


       Registrant's telephone number, including area code - (901) 523-4444





                      First Tennessee National Corporation
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  Other Events

The purpose of this Current Report on form 8-K is to provide notification that the registrant has changed its name from First Tennessee National Corporation to First Horizon National Corporation. The registrant's charter, as amended and restated to reflect the corporate name change, and a press release regarding the corporate name change are attached as exhibits hereto.


ITEM 7.  Financial Statements and Exhibits

  (c)  Exhibits

       The following exhibits are filed herewith:

Exhibit #                  Description
---------                  -----------

3.1                        Amended and Restated Charter of First Horizon
                           National Corporation

99.1                       Press Release issued 4/20/04
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST HORIZON NATIONAL CORPORATION

Date: April 20, 2004             By:  /s/ Marlin L. Mosby, III
                                      --------------------------------------
                                      Name: Marlin L. Mosby, III
                                      Title: Executive Vice President and Chief
                                             Financial Officer













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                                  Exhibit Index
                                  -------------


Exhibit #                  Description
---------                  -----------

3.1                        Amended and Restated Charter of First Horizon
                           National Corporation

99.1                       Press Release issued 4/20/04